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                                                                    Exhibit 24.1

                           POWER OF ATTORNEY

      We, the undersigned directors and officers of Star Banc Corporation, appoint Jerry A. Grundhofer, David M. Moffett and Jennie P. Carlson, or any of them, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf in our capacities as directors and officers, which said attorneys and agents, or each of them, deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-4 to be filed for the registration of Star Banc Corporation common stock to be used to purchase Trans Financial, Inc., including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, any and all amendments to such Registration Statement, and we ratify and confirm all that said attorneys and agents, or each of them, does or causes to be done by virtue of their power.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons as of the 29th day of May, 1998 in the capacities indicated:

Signature                              Title
---------                              -----

/s/ Jerry A. Grundhofer                Chairman of the Board, President, Chief
------------------------------         Executive Officer and Director
Jerry A. Grundhofer

/s/ David M. Moffett                   Executive Vice President and Chief
------------------------------         Financial Officer
David M. Moffett

/s/ James D. Hogan                     Controller
------------------------------
James D. Hogan

/s/ Paul M. Baker                      Director
------------------------------
Paul M. Baker

/s/ James R. Bridgeland, Jr.           Director
------------------------------
James R. Bridgeland, Jr.

                                       Director
------------------------------
Laurance L. Browning, Jr.

/s/ Victoria B. Buyniski               Director
------------------------------
Victoria B. Buyniski


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                                       Director
------------------------------
Samuel M. Cassidy

/s/ V. Anderson Coombe                 Director
------------------------------
V. Anderson Coombe

/s/ John C. Dannemiller                Director
------------------------------
John C. Dannemiller

/s/ J.P. Hayden, Jr.                   Director
------------------------------
J.P. Hayden, Jr.

/s/ Roger L. Howe                      Director
------------------------------
Roger L. Howe

/s/ Thomas J. Klinedinst, Jr.          Director
------------------------------
Thomas J. Klinedinst, Jr.

/s/ Charles S. Mechem, Jr.             Director
------------------------------
Charles S. Mechem, Jr.

/s/ Daniel J. Meyer                    Director
------------------------------
Daniel J. Meyer

/s/ David B. O'Maley                   Director
------------------------------
David B. O'Maley

/s/ O'dell M. Owens                    Director
------------------------------
O'dell M. Owens

                                       Director
------------------------------
Thomas E. Petry

                                       Director
------------------------------
Oliver W. Waddell